                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  9
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 30

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:
    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                    [GRAPH]


97Q3                                                            4
97Q4                                                            3.1
98Q1                                                            6.7
98Q2                                                            2.1
98Q3                                                            3.8
98Q4                                                            5.9
99Q1                                                            3.7
99Q2                                                            1.9
99Q3                                                            5.7
99Q4                                                            5.8

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                            VAN KAMPEN COMSTOCK FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....     2.39%     1.57%     1.64%
One-year total return(2).................   (3.51%)   (3.51%)     0.62%
Five-year average annual total
  return(2)..............................    20.19%    20.50%    20.68%
Ten-year average annual total
  return(2)..............................    13.61%       N/A       N/A
Life-of-Fund average annual total
  return(2)..............................    12.54%    15.31%    15.78%
  Commencement date......................  10/07/68  10/19/92  10/26/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund may invest up to 15% of its total assets in foreign securities which may subject the Fund to special risks including currency exchange rate fluctuations, and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk
- the possibility that the market values of securities owned by the Fund will decline; derivative investments risk - a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset; and manager risk - management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index* over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Comstock Fund vs. the Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index* (December 31, 1989, through December 31, 1999)
[PERFORMANCE GRAPH]

---------------------------
Fund's Total Return
1 Year Avg. Annual  = -3.51%
5 Year Avg. Annual  = 20.19%
10 Year Avg. Annual = 13.61%
---------------------------

                                                                                                         STANDARD & POOR'S BARRA
                                              VAN KAMPEN COMSTOCK FUND    STANDARD & POOR'S 500 INDEX         VALUE INDEX*
                                              ------------------------    ---------------------------    -----------------------
Dec 1989                                               9427.00                      10000.00                    10000.00
                                                       8742.00                       9312.00                     9413.00
                                                       8847.00                       9391.00                     9604.00
                                                       9112.00                       9698.00                     9718.00
                                                       8924.00                       9437.00                     9388.00
                                                       9819.00                      10305.00                    10135.00
                                                       9801.00                      10305.00                     9944.00
                                                       9727.00                      10251.00                     9945.00
                                                       8918.00                       9284.00                     9070.00
                                                       8504.00                       8895.00                     8650.00
                                                       8455.00                       8836.00                     8527.00
                                                       8924.00                       9365.00                     9109.00
Dec 1990                                               9110.00                       9689.00                     9315.00
                                                       9473.00                      10091.00                     9756.00
                                                      10073.00                      10770.00                    10392.00
                                                      10270.00                      11091.00                    10486.00
                                                      10230.00                      11095.00                    10569.00
                                                      10722.00                      11523.00                    11073.00
                                                      10199.00                      11066.00                    10523.00
                                                      10728.00                      11563.00                    10941.00
                                                      11040.00                      11790.00                    11099.00
                                                      10862.00                      11658.00                    10983.00
                                                      11130.00                      11796.00                    11143.00
                                                      10741.00                      11278.00                    10521.00
Dec 1991                                              12020.00                      12628.00                    11417.00
                                                      11746.00                      12376.00                    11417.00
                                                      11862.00                      12495.00                    11648.00
                                                      11595.00                      12310.00                    11466.00
                                                      11817.00                      12653.00                    12025.00
                                                      11920.00                      12666.00                    12059.00
                                                      11672.00                      12545.00                    11960.00
                                                      12119.00                      13038.00                    12392.00
                                                      11892.00                      12726.00                    12032.00
                                                      12078.00                      12940.00                    12165.00
                                                      12216.00                      12967.00                    12067.00
                                                      12690.00                      13359.00                    12394.00
Dec 1992                                              12806.00                      13588.00                    12619.00
                                                      12857.00                      13684.00                    12967.00
                                                      13028.00                      13828.00                    13414.00
                                                      13296.00                      14180.00                    13785.00
                                                      12987.00                      13820.00                    13729.00
                                                      13236.00                      14133.00                    13986.00
                                                      13318.00                      14247.00                    14171.00
                                                      13333.00                      14171.00                    14347.00
                                                      13787.00                      14659.00                    14909.00
                                                      13815.00                      14614.00                    14903.00
                                                      13914.00                      14897.00                    14983.00
                                                      13641.00                      14705.00                    14715.00
Dec 1993                                              13970.00                      14952.00                    14965.00
                                                      14430.00                      15438.00                    15663.00
                                                      14064.00                      14974.00                    15096.00
                                                      13437.00                      14390.00                    14475.00
                                                      13635.00                      14556.00                    14781.00
                                                      13670.00                      14736.00                    15026.00
                                                      13285.00                      14451.00                    14610.00
                                                      13667.00                      14906.00                    15104.00
                                                      14170.00                      15467.00                    15531.00
                                                      13698.00                      15157.00                    14984.00
                                                      13837.00                      15474.00                    15311.00
                                                      13315.00                      14863.00                    14691.00
Dec 1994                                              13458.00                      15155.00                    14872.00
                                                      13903.00                      15523.00                    15275.00
                                                      14457.00                      16083.00                    15867.00
                                                      14887.00                      16626.00                    16305.00
                                                      15256.00                      17091.00                    16842.00
                                                      15836.00                      17711.00                    17591.00
                                                      16146.00                      18208.00                    17725.00
                                                      16797.00                      18786.00                    18336.00
                                                      16864.00                      18780.00                    18492.00
                                                      17455.00                      19650.00                    19136.00
                                                      17118.00                      19552.00                    18837.00
                                                      17962.00                      20355.00                    19824.00
Dec 1995                                              18324.00                      20829.00                    20373.00
                                                      19042.00                      21509.00                    20983.00
                                                      19168.00                      21658.00                    21180.00
                                                      19618.00                      21946.00                    21676.00
                                                      20062.00                      22241.00                    21897.00
                                                      20192.00                      22749.00                    22227.00
                                                      20183.00                      22929.00                    22121.00
                                                      19357.00                      21880.00                    21187.00
                                                      19868.00                      22291.00                    21772.00
                                                      20631.00                      23632.00                    22704.00
                                                      20829.00                      24249.00                    23473.00
                                                      22342.00                      26029.00                    25269.00
Dec 1996                                              22418.00                      25599.00                    24855.00
                                                      23025.00                      27169.00                    26000.00
                                                      23131.00                      27330.00                    26190.00
                                                      22382.00                      26290.00                    25295.00
                                                      22884.00                      27826.00                    26243.00
                                                      24485.00                      29456.00                    27888.00
                                                      25148.00                      30870.00                    28954.00
                                                      27039.00                      33282.00                    31270.00
                                                      26740.00                      31370.00                    29857.00
                                                      28366.00                      33179.00                    31606.00
                                                      27291.00                      32035.00                    30443.00
                                                      28271.00                      33463.00                    31603.00
Dec 1997                                              29124.00                      34128.00                    32305.00
                                                      29430.00                      34474.00                    31907.00
                                                      31174.00                      36903.00                    34300.00
                                                      32842.00                      38878.00                    36039.00
                                                      32992.00                      39231.00                    36465.00
                                                      32240.00                      38493.00                    35951.00
                                                      32416.00                      40158.00                    36224.00
                                                      31510.00                      39692.00                    35438.00
                                                      27887.00                      33905.00                    29739.00
                                                      30478.00                      36171.00                    31547.00
                                                      32732.00                      39076.00                    34018.00
                                                      34285.00                      41386.00                    35790.00
Dec 1998                                              34983.00                      43861.00                    37046.00
                                                      34898.00                      45660.00                    37795.00
                                                      33831.00                      44186.00                    36982.00
                                                      34284.00                      46043.00                    38102.00
                                                      38176.00                      47790.00                    41387.00
                                                      38396.00                      46597.00                    40654.00
                                                      38489.00                      49283.00                    42215.00
                                                      36767.00                      47704.00                    40915.00
                                                      35708.00                      47406.00                    39880.00
                                                      34584.00                      46212.00                    38321.00
                                                      36290.00                      49102.00                    40482.00
                                                      35559.00                      50038.00                    40243.00
Dec 1999                                              35817.00                      53078.00                    41756.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth and Income Fund Index will not appear in this or future reports. In its place, we have included the Standard & Poor's Barra Value Index, a second index that we believe represents an additional point of comparison for the Fund. The Standard & Poor's Barra Value Index contains companies with lower price-to-book ratios.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN COMSTOCK FUND

We recently spoke with representatives of the adviser of the Van Kampen Comstock Fund about the key events and economic forces that shaped the markets during the past 12 months. The representatives include B. Robert Baker, Jr., senior portfolio manager, who has managed the Fund since July 1994 and has worked in the investment industry since 1979; Kevin Holt and Jason Leder, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Fund's performance during the 12-month period ended December 31, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--the country's most widely known stock market index--began the reporting period near 9200 and crossed several key milestones in the first half of the year: 10,000 in March and 11,000 in
May. Major fluctuations followed, however, as the index nearly fell back to 10,000 in a difficult third quarter before setting a new record high in December.
    For value-oriented portfolios such as the Comstock Fund, most of the year--with the exception of a brief period during the second quarter--was challenging because investors continued to prefer growth stocks to value. This year-long preference is reflected in the differences between the S&P Barra Growth and the S&P Barra Value indices: 27.98 percent versus 12.72 percent, during the 12 months ended December 31, 1999.

   Q  GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

   A We consistently seek to invest in undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that we believe are temporarily out of favor in the marketplace, meaning their stock prices are lower than we believe they should be. Then, we apply basic fundamental analysis to determine whether, in our opinion, the company is sound and has the potential to reach its fair value. When we find a company that we think is undervalued and fundamentally sound, we consider adding it to the portfolio.
    As we mentioned, it was a difficult year for value stocks, as well as for the Fund's performance. Because of overall market conditions, we generally found it challenging to identify undervalued stocks with an improving outlook. As a result, we fine-tuned the portfolio throughout the reporting period--sometimes trimming our positions as stocks appreciated while adding to other undervalued holdings--but didn't make many major changes to the portfolio. That's because value stocks underperformed during most of 1999, and we thought many of the securities we bought earlier in the year at low valuations were still undervalued later in the year.

   Q WHAT AREAS OF THE MARKET WAS THE FUND MOST INVESTED IN, AND HOW DID THOSE AREAS AFFECT PERFORMANCE DURING THE YEAR?

   A The Fund continued to have significant weightings in the financial service and utility sectors. These sectors each represented approximately 21 percent of the portfolio's long-term investments, as of December 31, 1999.
Financial and utility stocks have tended to perform poorly when interest rates are rising, and 1999 was no exception. Our large holdings in these areas contributed to weak Fund performance during the reporting period. This weakness, however, was partially balanced by the Fund's modest weighting in technology, the market's strongest area during the year.
    Electric utility stocks were especially hard hit in 1999. Relative to the Standard & Poor's 500 Index, utilities encountered one of their poorest years of performance on record. This underperformance resulted from investor preference for growth stocks as well as some concern that utilities may not grow as quickly as some of the companies themselves have suggested. Nevertheless, we believe that the valuations for these companies are now attractive enough that legitimate concerns about the industry have already been amply factored into the stock prices. We're maintaining the Fund's position in utilities, in the belief that better days may lie ahead.

   Q  WHICH STOCKS HELPED THE FUND'S PERFORMANCE?

   A The largest contributor to the Fund's return was Check Point Software, which develops secure computer networking environments for businesses. We purchased this stock in May, and it appreciated swiftly and steadily throughout the rest of the year. Although this company is still in the portfolio, we have been gradually trimming the Fund's position because we think the stock has become fairly valued. Other stocks that helped the Fund's performance were Cognex (provider of machine-aided vision), BMC Software (business software developer), and Comverse Technologies (maker of telecommunications systems). Cognex remained in the portfolio as of the end of the reporting period, while we sold the Fund's holdings in BMC and Comverse.
    The Fund's investments in such oil-drilling companies as ENSCO and Rowan were also successful during the period. So were those in U.S. Steel and Corus Group, steel companies that outperformed during the market's brief second-quarter preference shift from growth to value.
    Remember that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well in the future. For additional portfolio highlights, please see page 10.

   Q  WHICH STOCKS HURT THE FUND?

   A The Fund was most hurt by its investments in two stocks that performed poorly during the reporting period: Waste Management and Philip Morris. Waste Management's stock dropped precipitously during the reporting period as questions surfaced about the company's management and accounting practices. In response to these factors, we sold some of the Fund's stake in the business. We still own a modest position in the Fund and believe that the stock is significantly undervalued--however, we aren't inclined to add to our position because of our concerns about the company's management.
    Philip Morris, meanwhile, continued to face escalating legal difficulties associated with numerous tobacco-industry lawsuits. Early in the reporting period the Fund owned a moderate amount of Philip Morris, having sold most of the Fund's holdings before the stock plummeted in the spring. We took advantage of this downturn and an autumn price decline to bolster the Fund's weighting in the stock. Despite its legal troubles and poor recent performance, we believe the company's high dividend-yield and inexpensive valuation make it an attractive investment. As of the end of the reporting period, Philip Morris represented nearly 3 percent of the long-term portfolio.
    As mentioned earlier, the Fund's significant weighting in utilities and financial companies also hurt performance. Some of the poorly performing financial companies during the year included Washington Mutual, AMBAC, and BankAmerica, while weak-performing utilities included Texas Utilities, New Century Energies, DTE Energy, and Reliant Energy.

   Q  HOW DID THE FUND PERFORM OVERALL DURING 1999?

   A Because of several underperforming securities and a significant weighting in utilities and financial companies, the Fund had a difficult year, returning 2.39 percent(1) (Class A shares at net asset value) for the 12 months ended December 31, 1999.
    By comparison, the Standard & Poor's 500 Index returned 21.04 percent, and the Standard & Poor's Barra Value Index returned 12.72 percent.* The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the S&P Barra Value Index is a broad-based, unmanaged index that reflects the general performance of value stocks. Generally, the companies in the value index exhibit characteristics such as lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance doesn't guarantee future results.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth Fund Index will not appear in this or future reports. In its place, we have included the Standard & Poor's Barra Value Index, a second index that we believe represents an additional point of comparison for the Fund.

    Q  WHAT DO YOU SEE AHEAD FOR THE FUND IN THE NEXT SIX MONTHS?

    A Because of dramatic market gains in recent years, stock valuations are at unprecedented levels. As the valuations of growth stocks continue to increase relative to those of value stocks, we are hopeful that an eventual return to historical norms may occur and that value may begin to outperform growth. Of course, when this might happen in this growth-driven market is anyone's guess. In the meantime, we will continue to focus on our "bottom up" stock-selection process, seeking to identify undervalued stocks that meet our investment criteria.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN COMSTOCK FUND

TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999*

TENET HEALTHCARE is a nationwide provider of health-care
services that owns or operates acute-care hospitals and
related businesses through its subsidiaries. ...............   4.4%
TEXAS UTILITIES is a holding company that engages primarily
in processing and distributing electricity and natural gas
services. ..................................................   3.6%
PROVIDIAN FINANCIAL, a consumer lender, offers a range of
lending products, including credit cards and a variety of
fee-based products and services. ...........................   3.2%
PHILIP MORRIS is a holding company whose principal
subsidiaries manufacture and sell various consumer products, including cigarettes, packaged and processed foods, and
beverages. .................................................   2.9%
RELIANT ENERGY provides electric and natural-gas services to customers in the United States, South America, and
India. .....................................................   2.1%
AMBAC FINANCIAL GROUP provides financial guarantee insurance
and management services to public and private clients. .....   2.0%
INTERNATIONAL PAPER is the world's largest producer of
forest products and a worldwide distributor of paper and
office supplies. ...........................................   2.0%
AVENTIS (FORMERLY RHONE-POULENC) is an international company engaged in the research, development, production, marketing, and sale of chemicals, pharmaceuticals, and other
products. ..................................................   2.0%
WASHINGTON MUTUAL is a regional financial services company
serving consumers and small- to mid-sized businesses. ......   1.9%
US BANCORP provides corporate trust services; commercial,
retail, and correspondent banking; asset management;
leasing; insurance; mortgage banking; and investment
services. ..................................................   1.8%

TOP FIVE PORTFOLIO INDUSTRIES*
                                    [GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
Finance                                                                    21.20                              14.50
Utilities                                                                  20.80                              18.10
Health Care                                                                11.80                              14.20
Raw Materials/Processing Industries                                        10.70                              12.20
Energy                                                                      9.50                               9.70

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares      Market Value
-------------------------------------------------------------------------------
COMMON STOCKS  92.6%
CONSUMER DISTRIBUTION  5.5%
Albertson's, Inc...................................  1,035,000   $   33,378,750
Federated Department Stores, Inc. (a)..............    506,500       25,609,906
Kroger Co. (a).....................................  1,441,500       27,208,313
May Department Stores Co...........................    346,500       11,174,625
Payless Shoesource, Inc. (a).......................    355,400       16,703,800
Saks, Inc. (a).....................................    526,100        8,187,431
                                                                 --------------
                                                                    122,262,825
                                                                 --------------
CONSUMER DURABLES  0.5%
Ford Motor Co......................................    200,000       10,687,500
                                                                 --------------
CONSUMER NON-DURABLES  8.7%
Berkshire Hathaway, Inc., Class B (a)..............      6,000       10,980,000
ConAgra, Inc.......................................    636,900       14,370,056
Dial Corp..........................................    684,000       16,629,750
Kimberly-Clark Corp................................    475,000       30,993,750
Nabisco Holdings Corp..............................    253,000        8,001,125
Philip Morris Cos., Inc............................  2,596,300       60,201,706
Ralston-Ralston Purina Group.......................    660,900       18,422,588
Sara Lee Corp......................................  1,525,000       33,645,312
                                                                 --------------
                                                                    193,244,287
                                                                 --------------
CONSUMER SERVICES  0.3%
Gartner Group, Inc., Class A (a)...................    323,600        4,934,900
Gartner Group, Inc., Class B (a)...................     94,700        1,308,044
                                                                 --------------
                                                                      6,242,944
                                                                 --------------
ENERGY  8.9%
BP Amoco PLC--ADR (United Kingdom).................    182,638       10,832,716
Chevron Corp.......................................    282,000       24,428,250
Conoco, Inc., Class A..............................    558,000       13,810,500
Conoco, Inc., Class B..............................  1,206,000       29,999,250
Diamond Offshore Drilling, Inc.....................    286,000        8,740,875
ENSCO International, Inc...........................    491,000       11,231,625
Eog Resources, Inc.................................    128,500        2,256,781
Halliburton Co.....................................    666,000       26,806,500
Rowan Cos., Inc. (a)...............................    339,200        7,356,400

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares      Market Value
-------------------------------------------------------------------------------
ENERGY (CONTINUED)
ScottishPower PLC--ADR (United Kingdom)............    510,740   $   14,300,720
Texaco, Inc........................................    359,000       19,498,188
Ultramar Diamond Shamrock..........................    190,000        4,310,625
Unocal Corp........................................    319,000       10,706,438
USX--Marathon Group................................    538,000       13,281,875
                                                                 --------------
                                                                    197,560,743
                                                                 --------------
FINANCE  19.9%
Allstate Corp......................................  1,533,100       36,794,400
AMBAC Financial Group, Inc.........................    817,300       42,652,844
Aon Corp...........................................    536,270       21,450,800
Bank of America Corp...............................    575,197       28,867,699
Bank One Corp......................................    496,900       15,931,856
Bear Stearns Cos., Inc.............................    436,296       18,651,654
Chase Manhattan Corp...............................    272,000       21,131,000
Chubb Corp.........................................    437,300       24,625,456
Everest Reinsurance Holdings, Inc..................    185,000        4,127,813
Federal Home Loan Mortgage Corp....................    144,900        6,819,356
FleetBoston Financial Corp.........................    644,053       22,421,095
LandAmerica Financial Group, Inc...................    228,900        4,206,038
Liberty Financial Cos., Inc........................    135,300        3,103,444
Nationwide Financial Services, Inc.................     88,900        2,483,644
Providian Financial Corp...........................    736,800       67,094,850
Radian Group, Inc..................................     40,000        1,910,000
Torchmark, Inc.....................................    430,800       12,520,125
Travelers Property Casualty Corp...................    199,900        6,846,575
U.S. Bancorp.......................................  1,598,200       38,057,137
Washington Mutual, Inc.............................  1,514,500       39,377,000
Wells Fargo Co.....................................    560,000       22,645,000
                                                                 --------------
                                                                    441,717,786
                                                                 --------------
HEALTHCARE  11.1%
American Home Products Corp........................    834,000       32,890,875
Aventis--ADR (France)..............................    722,600       41,097,875
Baxter International, Inc..........................    198,250       12,452,578

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares      Market Value
-------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Columbia/HCA Healthcare Corp. .....................    986,000   $   28,902,125
Tenet Healthcare Corp. (a).........................  3,941,300       92,620,550
United HealthCare Corp. ...........................    700,600       37,219,375
                                                                 --------------
                                                                    245,183,378
                                                                 --------------
PRODUCER MANUFACTURING  3.6%
American Power Conversion Corp. (a)................    704,500       18,581,187
Caterpillar, Inc. .................................    237,000       11,153,813
Cognex Corp. (a)...................................    667,350       26,026,650
Waste Management, Inc. ............................  1,406,350       24,171,641
                                                                 --------------
                                                                     79,933,291
                                                                 --------------
RAW MATERIALS/PROCESSING INDUSTRIES  10.1%
Barrick Gold Corp. ................................    640,000       11,320,000
Bethlehem Steel Corp...............................  3,099,600       25,959,150
Boise Cascade Corp. ...............................    610,000       24,705,000
Freeport-McMoRan Copper & Gold, Inc., Class B
  (a)..............................................  1,125,600       23,778,300
Homestake Mining Co. ..............................    802,000        6,265,625
Imperial Chemical Industries PLC--ADR (United
  Kingdom).........................................    320,000       13,620,000
International Paper Co. ...........................    738,360       41,671,192
Louisiana-Pacific Corp. ...........................    341,000        4,859,250
Placer Dome, Inc. .................................    805,000        8,653,750
Smurfit-Stone Container Corp. (a)..................    453,360       11,107,320
USX-U.S. Steel Group...............................    777,500       25,657,500
Weyerhaeuser Co. ..................................    351,000       25,206,188
                                                                 --------------
                                                                    222,803,275
                                                                 --------------
TECHNOLOGY  4.1%
Check Point Software Technologies Ltd. (a).........     70,100       13,932,375
Computer Associates International, Inc. ...........    369,400       25,834,912
Hewlett-Packard Co. ...............................    164,900       18,788,294
SunGard Data Systems, Inc. (a).....................  1,381,300       32,805,875
                                                                 --------------
                                                                     91,361,456
                                                                 --------------
TRANSPORTATION  0.4%
Burlington Northern Santa Fe Corp. ................    185,000        4,486,250
Canadian National Railway Co. .....................    115,000        3,025,937
                                                                 --------------
                                                                      7,512,187
                                                                 --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                    Description                       Shares      Market Value
-------------------------------------------------------------------------------
UTILITIES  19.5%
Bell Atlantic Corp.................................    565,000   $   34,782,812
Carolina Power & Light Co..........................    354,500       10,790,094
Central & South West Corp..........................    500,000       10,000,000
Constellation Energy Group.........................    396,000       11,484,000
DTE Energy Co......................................    586,000       18,385,750
Duke Energy Corp...................................    545,000       27,318,125
Edison International...............................    628,000       16,445,750
Entergy Corp.......................................    338,000        8,703,500
FirstEnergy Corp...................................    378,000        8,575,875
GPU, Inc...........................................    356,000       10,657,750
Idacorp, Inc.......................................    629,000       16,865,063
Illinova Corp......................................    487,000       16,923,250
New Century Energies, Inc..........................    681,000       20,685,375
Northern States Power Co...........................    205,000        3,997,500
NSTAR..............................................    464,379       18,807,349
OGE Energy Corp....................................    796,000       15,124,000
P G & E Corp.......................................    507,000       10,393,500
Pinnacle West Capital Corp.........................    229,000        6,998,813
Public Service Co. of New Mexico...................    530,000        8,612,500
Public Service Enterprise Group....................    408,000       14,203,500
Reliant Energy, Inc................................  1,889,000       43,210,875
Texas Utilities Co.................................  2,128,000       75,677,000
Unicom Corp........................................    720,000       24,120,000
                                                                 --------------
                                                                    432,762,381
                                                                 --------------
TOTAL COMMON STOCKS  92.6%....................................    2,051,272,053
U.S. TREASURY SECURITIES  1.5%
United States Treasury Notes
  ($34,000,000 par, 6.25% coupon, 02/28/02 maturity)..........       34,000,000
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $2,026,623,670).......................................    2,085,272,053
                                                                 --------------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                    Description                                   Market Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS  3.4%
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.60%, 02/17/00 maturity)........   $   24,819,833
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.63%, 01/18/00 maturity)........       24,934,007
Federal National Mortgage Association Discount Notes
  ($25,000,000 par, yielding 5.67%, 02/24/00 maturity)........       24,790,375
                                                                 --------------
                                                                     74,544,215
REPURCHASE AGREEMENT  1.6%
Bank of America Securities ($35,930,000 par collateralized by
U.S. Government obligations in a pooled cash account,
dated 12/31/99, to be sold on 01/03/00 at $35,938,234)........       35,930,000
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $110,474,215).........................................      110,474,215
                                                                 --------------
TOTAL INVESTMENTS  99.1%
  (Cost $2,137,097,885).......................................    2,195,746,268
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%...................       20,255,761
                                                                 --------------
NET ASSETS  100.0%............................................   $2,216,002,029
                                                                 ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,137,097,885).....................  $2,195,746,268
Cash........................................................      22,032,810
Receivables:
  Fund Shares Sold..........................................       9,046,712
  Investments Sold..........................................       5,027,300
  Dividends.................................................       4,781,617
  Interest..................................................         651,200
Other.......................................................         135,741
                                                              --------------
      Total Assets..........................................   2,237,421,648
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,157,823
  Fund Shares Repurchased...................................       4,721,690
  Distributor and Affiliates................................       1,224,467
  Investment Advisory Fee...................................         869,523
Accrued Expenses............................................       1,179,659
Trustees' Deferred Compensation and Retirement Plans........         266,457
                                                              --------------
      Total Liabilities.....................................      21,419,619
                                                              --------------
NET ASSETS..................................................  $2,216,002,029
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,089,227,785
Net Unrealized Appreciation.................................      58,648,383
Accumulated Net Realized Gain...............................      66,106,511
Accumulated Undistributed Net Investment Income.............       2,019,350
                                                              --------------
NET ASSETS..................................................  $2,216,002,029
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,801,282,980 and 121,687,731 shares of
      beneficial interest issued and outstanding)...........  $        14.80
    Maximum sales charge (5.75%* of offering price).........            0.90
                                                              --------------
    Maximum offering price to public........................  $        15.70
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $319,649,594 and 21,621,049 shares of
      beneficial interest issued and outstanding)...........  $        14.78
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $95,069,455 and 6,430,104 shares of
      beneficial interest issued and outstanding)...........  $        14.79
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  45,310,392
Interest....................................................     11,450,400
                                                              -------------
    Total Income............................................     56,760,792
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     10,132,556
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,154,979, $2,723,885 and $753,537,
  respectively).............................................      7,632,401
Shareholder Services........................................      2,451,618
Custody.....................................................        155,981
Trustees' Fees and Related Expenses.........................         78,960
Legal.......................................................        120,670
Other.......................................................      1,311,820
                                                              -------------
    Total Expenses..........................................     21,884,006
    Less Credits Earned on Cash Balances....................         49,981
                                                              -------------
    Net Expenses............................................     21,834,025
                                                              -------------
NET INVESTMENT INCOME.......................................  $  34,926,767
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 249,088,169
  Futures...................................................      2,813,677
                                                              -------------
Net Realized Gain...........................................    251,901,846
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    309,805,817
  End of the Period:
    Investments.............................................     58,648,383
                                                              -------------
Net Unrealized Depreciation During the Period...............   (251,157,434)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $     744,412
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  35,671,179
                                                              =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $    34,926,767     $    27,232,025
Net Realized Gain..............................      251,901,846         250,360,369
Net Unrealized Appreciation/Depreciation During
  the Period...................................     (251,157,434)         54,098,357
                                                 ---------------     ---------------
Change in Net Assets from Operations...........       35,671,179         331,690,751
                                                 ---------------     ---------------
Distributions from Net Investment Income:
  Class A Shares...............................      (31,985,263)        (26,565,926)
  Class B Shares...............................       (3,026,318)         (1,559,063)
  Class C Shares...............................         (860,704)           (279,636)
                                                 ---------------     ---------------
                                                     (35,872,285)        (28,404,625)
                                                 ---------------     ---------------
Distributions from Net Realized Gain:
  Class A Shares...............................     (183,355,610)       (252,009,151)
  Class B Shares...............................      (30,443,566)        (26,759,641)
  Class C Shares...............................       (9,259,250)         (5,604,576)
                                                 ---------------     ---------------
                                                    (223,058,426)       (284,373,368)
                                                 ---------------     ---------------
Total Distributions............................     (258,930,711)       (312,777,993)
                                                 ---------------     ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (223,259,532)         18,912,758
                                                 ---------------     ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    2,109,063,716       1,592,909,683
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      235,804,388         288,459,416
Cost of Shares Repurchased.....................   (1,912,609,872)     (1,546,025,177)
                                                 ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      432,258,232         335,343,922
                                                 ---------------     ---------------
TOTAL INCREASE IN NET ASSETS...................      208,998,700         354,256,680
NET ASSETS:
Beginning of the Period........................    2,007,003,329       1,652,746,649
                                                 ---------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,019,350 and $2,964,805, respectively).....  $ 2,216,002,029     $ 2,007,003,329
                                                 ===============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                            Year Ended December 31,
                              ----------------------------------------------------
       Class A Shares           1999       1998       1997       1996       1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............  $ 16.394   $ 16.204   $ 14.785   $  14.54   $  12.40
                              --------   --------   --------   --------   --------
Net Investment Income.......      .242       .268       .275       .264        .26
Net Realized and Unrealized
  Gain......................      .105      2.875      3.966      2.828     4.1125
                              --------   --------   --------   --------   --------
Total from Investment
  Operations................     0.347      3.143      4.241      3.092     4.3725
                              --------   --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................      .290       .280       .250       .255        .27
  Distributions from Net
    Realized Gain...........     1.648      2.673      2.572      2.592     1.9625
                              --------   --------   --------   --------   --------
Total Distributions.........     1.938      2.953      2.822      2.847     2.2325
                              --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period....................  $ 14.803   $ 16.394   $ 16.204   $ 14.785   $  14.54
                              ========   ========   ========   ========   ========
Total Return (a)............     2.39%     20.12%     29.92%     22.34%     36.16%
Net Assets at End of the
  Period (In millions)......  $1,801.3   $1,752.4   $1,518.7   $1,240.9   $1,071.4
Ratio of Expenses to Average
  Net Assets (b)............      .89%       .91%       .94%      1.00%       .96%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     1.73%      1.59%      1.71%      1.71%      1.82%
Portfolio Turnover..........       72%       102%       114%       176%       151%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31
                                 -----------------------------------------------
Class B Shares                    1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.......................  $16.383   $16.209   $14.802   $ 14.56   $ 12.42
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .124      .131      .145      .144       .14
Net Realized and Unrealized
  Gain.........................     .095     2.876     3.964     2.825    4.1125
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    0.219     3.007     4.109     2.969    4.2525
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .170      .160      .130      .135       .15
  Distributions from Net
    Realized Gain..............    1.648     2.673     2.572     2.592    1.9625
                                 -------   -------   -------   -------   -------
Total Distributions............    1.818     2.833     2.702     2.727    2.1125
                                 -------   -------   -------   -------   -------
Net Assets at End of the Period
  (In millions)................  $14.784   $16.383   $16.209   $14.802   $ 14.56
                                 =======   =======   =======   =======   =======
Total Return (a)...............    1.57%    19.13%    28.88%    21.39%    34.99%
Net Assets at End of the Period
  (in millions)................  $ 319.6   $ 204.7   $ 123.1   $  75.4   $  45.2
Ratio of Expenses to Average
  Net Assets (b)...............    1.66%     1.70%     1.74%     1.80%     1.79%
Ratio of Net Investment Income
  to Average Net Assets (b)....    1.00%      .79%      .92%      .91%      .96%
Portfolio Turnover.............      72%      102%      114%      176%      151%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31
                                 -----------------------------------------------
        Class C Shares            1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $16.382   $16.210   $14.805   $ 14.56   $ 12.41
                                 -------   -------   -------   -------   -------
Net Investment Income..........     .130      .127      .144      .151       .15
Net Realized and Unrealized
  Gain.........................     .091     2.878     3.963     2.821    4.1125
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    0.221     3.005     4.107     2.972    4.2625
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .170      .160      .130      .135       .15
  Distributions from Net
    Realized Gain..............    1.648     2.673     2.572     2.592    1.9625
                                 -------   -------   -------   -------   -------
Total Distributions............    1.818     2.833     2.702     2.727    2.1125
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $14.785   $16.382   $16.210   $14.805   $ 14.56
                                 =======   =======   =======   =======   =======
Total Return (a)...............    1.64%    19.13%    28.89%    21.38%    35.11%
Net Assets at End of the Period
  (In millions)................  $  95.1   $  49.9   $  10.9   $   5.8   $   4.1
Ratio of Expenses to Average
  Net Assets (b)...............    1.66%     1.71%     1.74%     1.80%     1.79%
Ratio of Net Investment Income
  to Average Net Assets (b)....    1.00%      .78%      .92%      .92%      .97%
Portfolio Turnover.............      72%      102%      114%      176%      151%

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 1999, there were no when-issued or delayed delivery purchase commitments.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $2,151,280,490, the aggregate gross unrealized appreciation is $236,641,705 and the aggregate gross unrealized depreciation is $192,175,927, resulting in net unrealized appreciation on long- and short-term investments of $44,465,778.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                               December 31, 1999
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 1999, a permanent book and tax difference relating to a currency gain, in the amount of $63, was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $49,981 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................     .50 of 1%
Next $1 billion.......................................     .45 of 1%
Next $1 billion.......................................     .40 of 1%
Over $3 billion.......................................     .35 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $120,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $436,200 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $2,393,000. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                               December 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1999, capital aggregated $1,633,458,628, $347,501,070 and
$108,268,087 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                              SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A................................   104,803,333    $ 1,726,636,775
  Class B................................    14,079,071        231,243,097
  Class C................................     9,166,989        151,183,844
                                           ------------    ---------------
Total Sales..............................   128,049,393    $ 2,109,063,716
                                           ============    ===============
Dividend Reinvestment:
  Class A................................    13,138,621    $   195,571,775
  Class B................................     2,103,746         30,982,716
  Class C................................       627,947          9,249,897
                                           ------------    ---------------
Total Dividend Reinvestment..............    15,870,314    $   235,804,388
                                           ============    ===============
Repurchases:
  Class A................................  (103,147,916)    (1,694,913,965)
  Class B................................    (7,056,176)      (113,376,802)
  Class C................................    (6,409,056)      (104,319,105)
                                           ------------    ---------------
Total Repurchases........................  (116,613,148)   $(1,912,609,872)
                                           ============    ===============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $1,406,164,043, $198,652,059 and
$52,153,451 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A...................................  83,732,230    $ 1,415,589,727
  Class B...................................   5,791,567         97,707,747
  Class C...................................   4,751,195         79,612,209
                                             -----------    ---------------
Total Sales.................................  94,274,992    $ 1,592,909,683
                                             ===========    ===============
Dividend Reinvestment:
  Class A...................................  15,656,535    $   256,645,127
  Class B...................................   1,608,779         26,272,540
  Class C...................................     342,409          5,541,749
                                             -----------    ---------------
Total Dividend Reinvestment.................  17,607,723    $   288,459,416
                                             ===========    ===============
Repurchases:
  Class A................................... (86,217,522)   $(1,460,462,850)
  Class B...................................  (2,505,505)       (42,032,661)
  Class C...................................  (2,722,355)       (43,529,666)
                                             -----------    ---------------
Total Repurchases........................... (91,445,382)   $(1,546,025,177)
                                             ===========    ===============

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 1,279,223 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C

                               December 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First...........................................    5.00%           1.00%
Second..........................................    4.00%            None
Third...........................................    3.00%            None
Fourth..........................................    2.50%            None
Fifth...........................................    1.50%            None
Sixth and Thereafter............................     None            None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $703,900 and CDSC on redeemed shares of approximately $645,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,598,589,899 and $1,437,076,547, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                               December 31, 1999
--------------------------------------------------------------------------------

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................        50
Futures Opened............................................       300
Futures Closed............................................      (350)
                                                                ----
Outstanding at December 31, 1999..........................       -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $2,930,600.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus.

                               December 31, 1999
--------------------------------------------------------------------------------

In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Comstock Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                            VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
  Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1999. The Fund designated and paid $111,974,791 as a 20% rate gain distribution. Shareholders were sent a 1999 Form 1099-DIV in January 2000, representing their proportionate share of this capital gain distribution. For corporate shareholders 26.21% of the distributions qualify for the dividend received deductions.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees by the shareholders of the Fund:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR    WITHHELD
------------------------------------------------------------------------
J. Miles Branagan...............................  73,104,161   1,581,965
Jerry D. Choate.................................  73,098,190   1,587,936
Linda Hutton Heagy..............................  73,098,992   1,587,134
R. Craig Kennedy................................  73,162,698   1,523,428
Mitchell M. Merin...............................  73,164,979   1,521,147
Jack E. Nelson..................................  73,125,909   1,560,217
Richard F. Powers, III..........................  73,134,712   1,551,414
Phillip B. Rooney...............................  73,138,991   1,547,135
Fernando Sisto..................................  73,025,321   1,660,805
Wayne W. Whalen.................................  73,138,270   1,547,856
Suzanne H. Woolsey..............................  73,088,455   1,597,671
Paul G. Yovovich................................  73,156,878   1,529,248

    2) With regard to the ratification of PricewaterhouseCoopers as independent public accountants for the Fund, 72,543,733 shares voted in favor of the proposal; 420,918 shares voted against, and 1,721,475 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank You for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.